UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2008

ELECTRONIC DATA SYSTEMS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	01-11779	75-2548221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

As previously disclosed, Electronic Data Systems Corporation (“EDS”) has entered into an Agreement and Plan of Merger, dated as of May 13, 2008 (the “Merger Agreement”), with Hewlett-Packard Company (“HP”) and Hawk Merger Corporation, a wholly-owned subsidiary of HP (“Merger Sub”), pursuant to which Merger Sub will be merged with and into EDS, with EDS continuing as the surviving corporation upon the completion of the merger (the “Merger”).

On July 25, 2008, EDS, HP and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment”). In addition, on July 25, 2008, counsel for EDS, HP and other specified parties, including counsel for the plaintiffs in the stockholder lawsuits that were commenced following the execution of the Merger Agreement, entered into a memorandum of understanding (the “MOU”) pursuant to which the parties agreed upon the terms of a settlement of all such lawsuits, including the dismissal with prejudice, and release, of all claims against all the defendants thereunder, including EDS, its directors, HP and Merger Sub. Pursuant to the terms of the MOU, on July 25, 2008, EDS filed a proxy statement supplement (the “Proxy Supplement”) with the Securities and Exchange Commission (the “SEC”). A copy of the Merger Agreement Amendment is attached as Annex A to the Proxy Supplement, and the Proxy Supplement contains a summary of the material terms and conditions set forth in the Merger Agreement Amendment. The Proxy Supplement also sets forth certain additional disclosures that EDS agreed to make in connection with the settlement of the stockholder lawsuits.

A copy of the Proxy Supplement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the Merger Agreement Amendment and the settlement of the stockholder lawsuits is qualified in its entirety by reference to the summary thereof set forth in the Proxy Supplement and, in the case of the Merger Agreement Amendment, the copy thereof that is attached as Appendix A to the Proxy Supplement.

Additionally, on July 25, 2008, the European Commission approved HP’s proposed acquisition of EDS without condition. A copy of the press release announcing the European Commission’s approval of the proposed acquisition, the settlement of the stockholder lawsuits and the filing of the Proxy Supplement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Proxy Statement Supplement, dated July 25, 2008.

99.2	Press Release, dated July 25, 2008.

Additional information and where to find it

EDS has filed with the SEC a definitive proxy statement in connection with its proposed business combination with HP. The definitive proxy statement has been sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the Merger, investors and stockholders of EDS are urged to read the definitive proxy statement and any other relevant materials filed with the SEC because they contain (or will contain) important information about the Merger. The definitive proxy statement and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 - Attention: Investor Relations.

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the Merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger is included in the definitive proxy statement that EDS has filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2008	ELECTRONIC DATA SYSTEMS CORPORATION

	By:	/s/ Storrow M. Gordon
	Name:	Storrow M. Gordon
	Title:	Executive Vice President

Exhibit No.	Description
99.1	Proxy Statement Supplement, dated July 25, 2008.

99.2	Press Release, dated July 25, 2008.